DREYFUS STRATEGIC MUNICIPALS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Strategic
Municipals, Inc. for the six-month reporting period ended March 31, 1997.
Your Fund produced a total return of 2.83% based on changes in net asset value and interest income.* During the reporting period, your Fund produced income dividends exempt from Federal personal income taxes of $.339 per share.** This is equivalent to an annualized federally tax-free distribution rate per share of 6.87%.***
THE ECONOMY
    With the economy in an almost ideal balance of strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal Reserve Board (the "Fed") raised interest rates at the end of
March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and
1980s contributed to an escalation in wages and prices. Instead, prices on virtually all sectors of the economy have remained quiescent. The Consumer
Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
    Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component of the index measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman
Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
    Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
    Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten credit without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan
Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
MARKET ENVIRONMENT
    The municipal bond market endured a significant amount of volatility during the past six months. Similar to today's market environment, last fall interest rates were on the rise following a strong downward move last summer.
The financial markets were bracing for a possible tightening of interest rates by the Federal Reserve Board. However, the difference between then and now is that the economy slowed in the second half of 1996 and the Fed did not raise rates. Today, the story is different and the bears are back in control:
the economy is clearly much stronger than it appeared at the beginning of the year. Six months ago there was considerable debate over whether or not there would be a tightening of short-term
interest rates. The markets received the answer last month when the Fed moved. Since then yields have continued to ratchet higher, implying that at least one more rate hike is in the cards.
    The political climate in Washington has been a further hindrance.
Investors had been counting on a bipartisan compromise on a balanced budget agreement and a possible cut in the capital gains tax rate; today, the odds of either happening in the near future seem remote. It looks as though this year's budget wrangling could be a repeat performance of prior years. From the financial markets' perspective, it appears that the only positive influence from Washington has been the Administration's strong support for the dollar. The strong relative position of the U.S. currency has engendered significant foreign buying of U.S. Treasury securities. Without this foreign support rates might be at higher levels.
    Because of a relatively good technical position, municipal securities have not lost as much in value this year as have taxable bonds. The supply of new tax-exempt bond issues coming to market has not been overly burdensome, while investor demand (primarily the casualty insurers) has been strong enough to absorb most of the available supply. Individual interest has been limited; however, we believe that yields are now approaching levels that should prove attractive to investors.
PORTFOLIO OVERVIEW
    The Fund continues to maintain a duration which is considerably shorter than the Lehman Municipal Bond Index (6.0 years versus 7.2 years, respectively). At the same time, we continue to purchase securities which afford a relatively high tax-exempt yield, enabling management to increase the monthly dividend to $ .057 per month (from $ .056) beginning in November
1996. A short relative duration and high dividend income have combined to position the Fund well. The longer a fund's duration, the more volatile the fund should be as interest rates move. In a declining interest rate environment, a longer duration can be advantageous to a fund. The reverse can be true in a rising interest rate environment.
    We don't believe that the current condition of rising interest rates will persist indefinitely, and think that attractive buying opportunities will present themselves in the not too distant future. Because this Fund maintains an income orientation, its high coupon holdings and less sensitive posture to interest movements (e.g., low relative duration) will serve shareholders better than a more interest-rate-sensitive portfolio.
    The axiom of capital preservation is foremost in our decision-making at present. The Fund's goal is to maximize current federally tax-exempt income to the extent consistent with the preservation of capital. We do see the risk of still higher interest rates. After a period of Fed restraint, we believe that the economy can continue to grow at a moderate pace without significant risk of higher inflation. For this reason we feel good about the prospects for the bond markets going forward and continue to recommend that investors maintain a long-term perspective.
                          Very truly yours,
                      [Richard J. Moynihan signature logo]
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
April 17, 1997
New York, NY
----------------------------
*  Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.
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


DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS                                                                           MARCH 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments_100.0%                                                              Amount              Value
                                                                                                 _____________      _____________
ALABAMA_.9%
Alabama Industrial Development Authority, SWDR
  (Pine City Fiber Co.) 6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)..                    $    5,000,000    $ 5,012,000
ARIZONA_3.9%
Coconino County, PCR (Nevada Power Co. Project)
  6.375%, 10/1/2036.........................................................                         4,250,000      4,190,840
Phoenix Industrial Development Authority, Revenue
  (Christian Care Retirement Apartments)
  10.25%, 1/1/2018 (Prerefunded 1/1/1998) (a) ..............................                         9,395,000     10,008,963
Tempe Industrial Development Authority, IDR
  (California Micro Devices Corp. Project) 10.50%, 3/1/2018.................                         7,430,000      7,902,474
ARKANSAS_1.7%
Fayetteville Public Facilities Board, Revenue
  Refunding (Butterfield Trail Village Project):
    8.25%, 9/1/2000.........................................................                         1,105,000      1,106,580
    9.50%, 9/1/2014.........................................................                         7,785,000      8,362,180
CALIFORNIA_1.3%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  Zero Coupon, 1/1/2025.....................................................                        43,860,000      7,275,058
COLORADO_5.4%
Bent County, COP (Medium Security Correctional Facility Project) 9.50%, 7/15/2013                   13,700,000     14,464,734
Colorado Health Facilities Authority, Revenue,
  Refunding (Rocky Mountain Adventist) 6.625%, 2/1/2013.....................                         3,450,000      3,533,076
Colorado Post-Secondary Educational Facilities Authority, Revenue
  (University of Denver Project) 9%, 12/1/2007 (Prerefunded 12/1/1997) (a)..                         6,100,000      6,425,313
City and County of Denver, Airport Revenue 8%, 11/15/2025...................                         5,000,000      5,530,450
CONNECTICUT_1.1%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
  6%, 11/15/2027............................................................                         6,000,000      5,908,560
FLORIDA_7.7%
Escambia County, PCR (Champion International Corp. Project)
  6.90%, 8/1/2022...........................................................                         7,000,000      7,413,700
Florida Board of Education, Capital Outlay 8.762%, 6/1/2019 (b,c)...........                        20,000,000     22,050,000
Florida Housing Finance Agency, MFHR
  (Palm Aire Retirement Facility Project) 10%, 1/1/2020 (d).................                         4,724,245      3,306,972
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.70%, 2/15/2015........................................................                         3,000,000      2,494,170
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022.........................................................                         9,150,000      7,650,864

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              MARCH 31, 1997 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT          VALUE
                                                                                                   __________      __________
GEORGIA_4.2%
Atlanta Urban Residential Finance Authority, Residential Housing Revenue
  (Carter Hall Project) 8.50%, 1/1/2018.....................................                     $  10,550,000   $ 10,558,335
Private Colleges and Universities Facilities Authority, Revenue,
  Refunding (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)................................                        10,520,000     12,610,955
HAWAII_.9%
Hawaii Department of Transportation, Special Facility Revenue
  (Caterair International Corp. Project) 10.125%, 12/1/2010.................                         5,000,000      5,169,100
ILLINOIS_8.8%
Chicago-O'Hare International Airport, Special Facility Revenue:
  Refunding (Delta Airlines Project) 6.45%, 5/1/2018........................                         3,855,000      3,887,382
  (United Airlines Inc. Project) 8.95%, 5/1/2018............................                         9,440,000     10,650,869
Illinois Health Facilities Authority, Revenue,
  Refunding (Ravenswood Hospital Medical Center Project) 8.80%, 6/1/2006....                         8,000,000      8,199,360
Robbins, RRR (Robbins Resource Recovery Partners)
  8.375%, 10/15/2016........................................................                         19,750,000    20,508,795
Saint Clair County, East Saint Louis School District No. 189
  9%, 11/1/2006.............................................................                         5,500,000      5,738,535
INDIANA_5.2%
Indianapolis Airport Authority, Special Facility Revenue
  (United Airlines Inc. Project) 6.50%, 11/15/2031..........................                        24,000,000     24,371,040
Terre Haute, SWDR (International Minerals and Chemicals Corp.)
  8.70%, 3/15/2003..........................................................                         4,200,000      4,347,462
KENTUCKY_6.1%
Kenton County Airport Board, Airport Revenue
  (Special Facilities-Delta Airlines Project):
    7.50%, 2/1/2020.........................................................                        10,000,000     10,757,300
    6.125%, 2/1/2022........................................................                        13,000,000     12,578,800
Kentucky Development Finance Authority, Hospital Improvement Revenue,
  Refunding (Ashland Hospital-Kings Project):
    9.75%, 8/1/2005.........................................................                         5,000,000      5,272,950
    9.75%, 8/1/2011.........................................................                         1,135,000      1,199,672
    9.75%, 8/1/2011 (Prerefunded 2/1/1998) (a)..............................                         1,865,000      1,989,377
    9.875%, 2/1/2012 (Prerefunded 2/1/1998) (a).............................                         2,000,000      2,135,280
LOUISIANA_4.0%
East Baton Rouge Sewage Commission, Sewer Revenue
  9.25%, 9/1/2012 (Prerefunded 9/1/1997) (a)................................                         11,425,000    12,018,072
Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
  7.70%, 10/1/2022..........................................................                         10,000,000    10,244,700

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             MARCH 31, 1997 (UNAUDITED)
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT            VALUE
                                                                                                _____________    _____________
MAINE_.6%
Maine Health and Higher Educational Facilities Authority, Revenue
  (Waterville Osteopathic Hospital Project)
  9.875%, 7/1/2013 (Prerefunded 7/1/1997) (a)...............................                    $    2,970,000   $  3,101,630
MARYLAND_.5%
Baltimore County, PCR,
  Refunding (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015.................                         2,500,000      2,631,000
MASSACHUSETTS_.5%
Massachusetts Health and Educational Facilities Authority, Revenue,
  Refunding (Beth Israel Hospital Issue) 8.522%, 7/1/2025 (Insured; AMBAC) (b)                       3,000,000      2,910,000
MICHIGAN_3.4%
Michigan Hospital Finance Authority, HR,
  Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.......                         5,000,000      5,674,900
Michigan Strategic Fund, SWDR,
  Refunding (Genesee Power Station Project) 7.50%, 1/1/2021.................                         7,000,000      7,139,370
Wayne Charter County, Special Airport Facilities Revenue,
  Refunding (Northwest Airlines Inc.)  6.75%, 12/1/2015.....................                         5,690,000      5,840,671
MISSISSIPPI_3.3%
Claiborne County, PCR:
  (Middle South Energy Inc.):
    9.50%, 12/1/2013........................................................                         2,000,000      2,186,020
    9.875%, 12/1/2014.......................................................                        10,180,000     11,163,592
  Refunding (System Energy Resources, Inc.) 6.20%, 2/1/2026 ................                         5,425,000      5,245,812
NEVADA_.8%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                         4,000,000      4,295,240
NEW HAMPSHIRE_4.5%
New Hampshire Industrial Development Authority, PCR:
  (Public Service Co. Project):
    7.65%, Series A, 5/1/2021 ..............................................                        15,645,000     16,026,112
    7.65%, Series C, 5/1/2021...............................................                         3,500,000      3,585,260
  (United Illumination Co. Project)
    9.375%, 7/1/2012 .......................................................                         4,950,000      5,137,952
NEW JERSEY_3.4%
New Jersey Health Care Facilities Financing Authority, Revenue
  (Christian Health Care Center) 8.75%, 7/1/2018 (Insured; MBIA)............                        16,810,000     18,942,517
NEW YORK_5.2%
Housing Corp. of New York, Revenue 9%, 11/1/2017 (Prerefunded 11/1/1997) (a)                        12,400,000     13,010,204
New York City Municipal Water Finance Authority, Water and Sewer System Revenue
  9%, 6/15/2017 (Prerefunded 6/15/1997) (a,e)...............................                         7,000,000      7,213,150

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               MARCH 31, 1997 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                   ___________    ___________
NEW YORK (CONTINUED)
New York State Energy Research and Development Authority, Electric Facilities Revenue
  (Long Island Lighting Co.):
    7.15%, 2/1/2022.........................................................                    $    3,000,000   $  3,200,190
    6.90%, 8/1/2022.........................................................                         3,275,000      3,462,461
New York State Mortgage Agency, Revenue, Homeowner Mortgage
  6.05%, 4/1/2026 (e).......................................................                         2,000,000      1,991,860
PENNSYLVANIA_9.8%
Beaver County Industrial Development Authority, Collateralized PCR,
  Refunding (Cleveland Electric Project) 7.625%, 5/1/2025...................                         7,000,000      7,529,690
Butler County Industrial Development Authority, First Mortgage Revenue
  (Saint John Lutheran Care Center):
    9.75%, Series A, 10/1/1998..............................................                           330,000        341,804
    Refunding 10%, Series A1, 10/1/2017.....................................                         8,450,000      9,700,431
    Refunding 10%, Series A2, 10/1/2017.....................................                           940,000      1,079,101
Cambria County Hospital Development Authority, HR,
  Refunding (Conemaugh Valley Memorial Hospital) 8.875%, 7/1/2018...........                         7,000,000      7,365,960
Lehigh County General Purpose Authority, Revenue (Wiley House)
  9.50% 11/1/2016...........................................................                         3,000,000      3,217,560
Montgomery County Industrial Development Authority, First Mortgage Revenue
  (Meadowood Corp. Project):
    8.25%, 12/1/2018........................................................                         3,750,000      3,858,712
    Refunding 10.25%, 12/1/2020.............................................                         5,000,000      5,487,650
    Zero Coupon, 12/1/2020..................................................                         3,574,026        357,688
Pennsylvania Housing Finance Agency, SFMR 8.414%, 4/1/2025 (b)..............                         6,000,000      5,947,500
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
  (Northwestern Corp.) 8.50%, 6/1/2016......................................                         5,200,000      5,575,960
York County Hospital Authority, Revenue,
 Refunding (Health Center - Lutheran Social Services) 6.50%, 4/1/2022.......                         4,250,000      4,212,685
SOUTH CAROLINA_2.4%
Piedmont Municipal Power Agency, Electric Revenue,
  Refunding  6.55%, 1/1/2016................................................                         4,000,000      4,015,560
South Carolina Housing Authority, Homeownership Mortgage Revenue 9%, 7/1/2018                          690,000        693,416
Spartanburg County, Hospital Facilities Revenue
  (Spartanburg General Hospital System) 8.979%, 4/13/2022 (b)...............                         7,700,000      8,354,500
TENNESSEE_1.3%
Gatlinburg, COP (Gatlinburg Convention Center Inc.)
  9.25%, 12/1/2012 (Prerefunded 12/1/1997) (a)..............................                         6,715,000      7,146,103

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             MARCH 31, 1997 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                  ____________    ___________
TEXAS_7.7%
Harris County Health Facilities Development Corp., HR (Hermann Trust)
  9%, 10/1/2017 (Prerefunded 10/1/1997) (a).................................                     $  13,000,000  $  13,588,510
Houston Airport System, Special Facilities Revenue,
  Airport Improvement (Continental Airlines) 6.125%, 7/15/2027 (f)..........                         8,100,000      7,750,566
Port of Corpus Christi Industrial Development Corp., Revenue
  (Valero Refinancing and Marketing Co.) 10.25%, 6/1/2017...................                         6,450,000      6,697,680
Texas Department of Housing and Community Affairs,
  Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024...........                         11,000,000    11,762,850
Tyler Health Facilities Development Corp., HR,
  Refunding (East Texas Medical Center Regional Health Care System Project)
  6.75%, 11/1/2025..........................................................                         3,000,000      3,086,250
UTAH_1.3%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (g).                        10,000,000      6,977,200
VIRGINIA_.8%
Fairfax County Water Authority, Revenue 7.822%, 4/1/2029 (b,c)..............                         5,000,000      4,600,000
WASHINGTON_.7%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
  6.375%, 1/1/2015..........................................................                         3,755,000      3,766,678
WISCONSIN_1.8%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
  8.882%, 7/1/2025 (b,c)....................................................                        10,000,000     10,225,000
WYOMING_.8%
Sweetwater County, SWDR (FMC Corp. Project):
  7%, 6/1/2024..............................................................                         2,200,000      2,337,698
  6.90%, 9/1/2024...........................................................                         2,000,000      2,115,100
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $536,655,636).......................................................                                     $555,423,711
                                                                                                                ==============
SHORT-TERM MUNICIPAL INVESTMENTS;
NEW YORK;
New York City, VRDN 3.65% (Insured; AMBAC) (h)
  (cost $200,000)...........................................................                   $       200,000    $   200,000
                                                                                                                ==============
TOTAL INVESTMENTS_100.0%
  (cost $536,855,636).......................................................                                     $555,623,711
                                                                                                                ==============



DREYFUS STRATEGIC MUNICIPALS, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
COP           Certificate of Participation                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFMR    Single Family Mortgage Revenue
MBIA          Municipal Bond Investors Assurance                 SWDR    Solid Waste Disposal Revenue
                 Insurance Corporation                           VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (i)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
____                              ________                        _________________          ____________________
AAA                                Aaa                            AAA                               13.5%
AA                                 Aa                             AA                                 9.3
A                                  A                              A                                  3.9
BBB                                Baa                            BBB                               28.7
BB                                 Ba                             BB                                10.6
Not Rated (j)                      Not Rated (j)                  Not Rated (j)                     34.0
                                                                                                  _______
                                                                                                   100.0%
                                                                                                 =========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security-the interest rate is subject to change periodically.
    (c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, these securities amounted to $36,875,000 or 6.6% of net assets.
    (d)  Non-income producing security; interest payments in default.
    (e) Wholly held by custodian as collateral for delayed-delivery securities.
    (f)  Purchased on a delayed-delivery basis.
    (g)  Non-income accruing security.
    (h) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (i) Fitch currently provides creditworthiness information for a limited number of investments.
    (j) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.









SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                             MARCH 31, 1997 (UNAUDITED)
                                                                                                 COST               VALUE
                                                                                             _____________      _____________
ASSETS:                          Investments in securities_See Statement of Investments      $536,855,636        $555,623,711
                                 Cash.......................................                                          502,868
                                 Interest receivable........................                                       12,530,729
                                 Prepaid expenses...........................                                           43,013
                                                                                                                 _____________
                                                                                                                  568,700,321
                                                                                                                 _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        382,361
                                 Payable for investment securities purchased                                        7,816,644
                                 Accrued expenses...........................                                          228,027
                                                                                                                 _____________
                                                                                                                    8,427,032
                                                                                                                 _____________
NET ASSETS..................................................................                                     $560,273,289
                                                                                                               ==============
REPRESENTED BY:                  Paid-in capital............................                                     $540,367,174
                                 Accumulated undistributed investment income_net                                    3,750,220
                                 Accumulated net realized gain (loss) on investments                               (2,612,180)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments_Note 4....................                                       18,768,075
                                                                                                                _____________
NET ASSETS..................................................................                                     $560,273,289
                                                                                                               ==============
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                       57,059,040
NET ASSET VALUE per share...................................................                                            $9.82
                                                                                                                      =======

STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $21,352,984
EXPENSES:                        Management fee_Note 3(a)..................                  $ 2,107,202
                                 Shareholder servicing costs................                     116,949
                                 Shareholders' reports......................                      62,370
                                 Custodian fees_Note 3(b)...................                      41,308
                                 Directors' fees and expenses_Note 3(c).....                      31,675
                                 Registration fees..........................                      25,286
                                 Professional fees..........................                      14,085
                                 Miscellaneous..............................                      14,002
                                                                                             ____________
                                     TOTAL EXPENSES.........................                                        2,412,877
                                                                                                                 _____________
INVESTMENT INCOME_NET......................................................                                        18,940,107
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                 $ 1,536,463
                                 Net unrealized appreciation (depreciation) on investments     (4,784,228)
                                                                                             ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       (3,247,765)
                                                                                                                 _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $15,692,342
                                                                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  SIX MONTHS ENDED
                                                                                    MARCH 31, 1997           YEAR ENDED
                                                                                     (UNAUDITED)         SEPTEMBER 30, 1996
                                                                                 __________________      ____________________
OPERATIONS:
  Investment income_net.........................................                    $  18,940,107           $  38,588,626
  Net realized gain (loss) on investments........................                       1,536,463               3,320,905
  Net unrealized appreciation (depreciation) on investments......                      (4,784,228)             (8,640,636)
                                                                                 __________________      ____________________
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    15,692,342              33,268,895
                                                                                 __________________      ____________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net.........................................                      (19,267,501)            (37,825,086)
                                                                                 __________________      ____________________
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested_Note 1(c)................................                        3,776,309               4,766,320
                                                                                 __________________      ____________________
    TOTAL INCREASE (DECREASE) IN NET ASSETS......................                         201,150                 210,129
NET ASSETS:
  Beginning of Period............................................                     560,072,139             559,862,010
                                                                                 __________________      ____________________
  End of Period..................................................                    $560,273,289            $560,072,139
                                                                                 =================      =====================
UNDISTRIBUTED INVESTMENT INCOME_NET..............................                  $    3,750,220          $    4,077,614
                                                                                 __________________      ____________________
                                                                                      SHARES                   SHARES
                                                                                 __________________      ____________________
CAPITAL SHARE TRANSACTIONS:
  INCREASE IN SHARES OUTSTANDING AS A RESULT OF DIVIDENDS REINVESTED                      382,124                488,600
                                                                                 =================      =====================



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.


                                                    SIX MONTHS ENDED
                                                     MARCH 31, 1997                  YEAR ENDED SEPTEMBER 30,
                                                                       ______________________________________________________
PER SHARE DATA:                                       (UNAUDITED)        1996        1995        1994        1993        1992
                                                        _________      _______     _______     _______     _______     _______
    Net asset value, beginning of period..              $  9.88        $  9.96     $  9.73     $ 10.43     $ 10.10     $  9.96
                                                        _________      _______     _______     _______     _______     _______
    INVESTMENT OPERATIONS:
    Investment income_net................                   .33            .68         .71         .73         .75         .75
    Net realized and unrealized gain (loss)
      on investments......................                 (.05)          (.09)        .23        (.69)        .31         .17
                                                        _________      _______     _______     _______     _______     _______
    TOTAL FROM INVESTMENT OPERATIONS......                  .28            .59         .94         .04        1.06         .92
                                                        _________      _______     _______     _______     _______     _______
    DISTRIBUTIONS:
    Dividends from investment income_net..                 (.34)          (.67)       (.71)       (.72)       (.73)       (.75)
    Dividends from net realized gain
       on investments                                        __            __          __         (.02)         __        (.03)
                                                        _________      _______     _______     _______     _______     _______
    TOTAL DISTRIBUTIONS...................                 (.34)          (.67)       (.71)       (.74)       (.73)       (.78)
                                                        _________      _______     _______     _______     _______     _______
    Net asset value, end of period........              $  9.82        $  9.88     $  9.96     $  9.73     $ 10.43     $ 10.10
                                                       =========       =======     ========    ========    =======     ========
    Market value, end of period...........              $  9 7/8       $ 10        $  9 5/8    $  9 7/8    $ 11 1/8    $ 10 5/8
                                                       =========       =======     ========    ========    =======     ========
TOTAL INVESTMENT RETURN(1)................             4.35%(2)         11.23%       4.91%      (4.63%)     12.40%       9.14%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets             .86%(2)           .86%        .87%        .86%        .87%        .88%
    Ratio of net investment income
      to average net assets...............             6.74%(2)          6.92%       7.30%       7.24%       7.40%       7.56%
    Portfolio Turnover Rate...............             9.28%(3)         19.27%      13.68%       4.85%      11.59%      21.80%
    Net Assets, end of period (000's Omitted)          $560,273       $560,072    $559,862    $541,124    $565,589    $533,151
-------------------------------
    (1)  Calculated based on market value.
    (2)  Annualized.
    (3)  Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_ Significant Accounting Policies:
    Dreyfus Strategic Municipals, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of market value, shares will be issued by the fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, The Bank of New York will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As result of purchasing Fund shares in the open market, Funds shares outstanding will not be affected by this form of reinvestment.
    On March 31, 1997, the Board of Directors declared a cash dividend of $.057 per share from investment income-net, payable on April 28, 1997 to shareholders of record as of the close of business on April 14, 1997.

DREYFUS STRATEGIC MUNICIPALS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $4,148,600 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, $12,700 of the carryover expires in fiscal 2002, $58,200 expires in fiscal 2003 and $4,077,700 expires in fiscal 2004.
NOTE 2_Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the line of credit.
NOTE 3_Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the Fund or (2) 2% of the first $10 million, 1 1/2% of the next $20 million and 1% of the excess over $30 million of the average value of the Fund's net assets. There was no expense reimbursement for the period ended March 31, 1997.
    (B) The Fund compensates Mellon under a custody agreement for providing custodial services to the Fund. During the period ended March 31, 1997, $41,308 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 4_Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $62,869,886 and $51,339,268, respectively.
    At March 31, 1997, accumulated net unrealized appreciation on investments was $18,768,075, consisting of $26,658,228 gross unrealized appreciation and $7,890,153 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC MUNICIPALS, INC.
PROXY RESULTS (UNAUDITED)
    Stockholders voted on the following proposals presented at the annual stockholders' meeting held on April 18, 1997. The description of each proposal and the number of shares voted are as follows:


                                                                                   FOR              AUTHORITY WITHHELD
                                                                            ________________       _____________________
1.TO ELECT THREE CLASS III DIRECTORS*:
    David W. Burke............................................                40,941,517                 578,442
    Hans C. Mautner...............................................            40,977,173                 542,786
    John E. Zucotti...............................................            40,934,605                 585,354

                                                                      FOR             AGAINST          ABSTAINED
                                                                 _____________     ____________       ____________
2.TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS OF THE FUND................                40,661,392         231,214            627,353
---------------------------
    *The terms of these Class III Directors expire in 2000.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPALS, INC.
200 Park Avenue
New York, NY 10166

DIRECTORS
Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Smith
John E. Zuccotti
Rober B. Rivel, Director Emeritus
OFFICERS
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Michael Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Secretary
    Mark A. Karpe
Vice President and Assistant Secretary
    Elizabeth Keeley
PORTFOLIO MANAGERS
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

INVESTMENT ADVISER
The Dreyfus Corporation
CUSTODIAN
Mellon Bank, N.A.
COUNSEL
Stroock & Stroock & Lavan LLP
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
The Bank of New York
STOCK EXCHANGE LISTING
NYSE Symbol: LEO
INITIAL SEC EFFECTIVE DATE
9/23/87

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday;
Wall Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds"
every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds_National Municipal Bond
Funds" every Sunday.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

[Dreyfus lion "d" logo]
Registration Mark
Dreyfus Strategic Municipals, Inc.
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent,
Dividend Disbursing Agent
and Registrar
The Bank of New York
101 Barclay Street
New York, NY 10286









Printed in U.S.A.                            970SA973
[Dreyfus logo]
Registration Mark

Strategic
Municipals, Inc.
Semi-Annual
Report
March 31, 1997